EXHIBIT 10.55

                               SECOND AMENDMENT TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of June 26, 1998, by and between GALACTICOMM TECHNOLOGIES, INC., a Florida corporation (the "Company"), and PETER BERG (the "Executive").

                                    RECITALS:

         A. The Company entered into an Amended and Restated Employment Agreement with the Executive on June 30, 1997 (the "Amended and Restated Agreement").

         B. The Company amended the Amended and Restated Agreement on April 3, 1998 through a First Amendment to Amended and Restated Employment Agreement with the Executive (the "First Amendment").

         C. The Company and the Executive wish to further amend the Amended and Restated Agreement as set forth herein.

         C. The parties hereto believe that the amendments made hereby are in the best interest of the Company and its shareholders, including, among others, the Executive.

         NOW THEREFORE, in consideration of the premise, and the respective covenants and agreements of each of the Company and the Executive contained in this Agreement, the payment of $10.00 and other good and valuable consideration, each of the Company and the Executive agrees as follows:

         A. RECITALS. The Recitals set forth above are true and correct and are incorporated herein by reference.

         B. TERMS. Except as set forth herein, all capitalized terms shall have the meaning ascribed to them in the Amended and Restated Agreement.

         C. AMENDMENT TO ARTICLE II SECTION 2.1. Article II Section 2.1 of the Amended and Restated Agreement is hereby modified in its entirety to read as follows:

         Commencing as of June 26, 1998 and continuing through November 20, 1999, the Company shall pay to the Executive a salary of One Hundred Forty Thousand Dollars ($138,000) per annum (the "Salary") which Salary shall be automatically increased 10% per annum on a cumulative basis during the term of this Agreement on each anniversary date.

         D. AMENDMENT TO ARTICLE IV SECTION 4.2. Article IV Section 4.2 of the Amended and Restated Agreement is hereby deleted in its entirety.

         E. FULL FORCE AND EFFECT. Except as specifically amended by this Agreement, the provisions of the Amended and Restated Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement as of the date first written above.

                                       GALACTICOMM TECHNOLOGIES, INC.

/s/ PETER BERG                         By:/s/ YANNICK TESSIER
-----------------------------             -------------------------------------
Peter Berg                             Name: Yannick Tessier
                                       Title: President


                                        2